Exhibit 32.2

                      CERTIFICATION OF CORPORATE CONTROLLER
                         PURSUANT TO 18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ATSI Communications, Inc. on Form 10-QA for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Antonio Estrada, Corporate Controller of the Company, certify, pursuant to 18 U.S.C, ss. 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,

1) the Report complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2) the information in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By /s/ Antonio Estrada
Antonio Estrada
Corporate Controller
December 31, 2003


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